SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 21, 2004


                                   ENRON CORP.
               (Exact name of Registrant as specified in charter)


           OREGON                       1-13159                  47-0255140
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)


            1221 LAMAR #1600
             HOUSTON, TEXAS                                     77010-1221
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (713) 853-6161


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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

           Enron Corp. is filing a copy of its press release dated May 21, 2004.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.


                      99.1       Press Release, dated May 21, 2004

















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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ENRON CORP.
                                       (an Oregon corporation)


Date:  May 21, 2004                    By: /s/ Robert H Walls Jr.
                                           ------------------------------------
                                           Name: Robert H Walls Jr.
                                           Title: Executive Vice President
                                                  and General Counsel


















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                                  EXHIBIT INDEX


EXHIBIT                                    DESCRIPTION
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 99.1                           Press Release, dated May 21, 2004



























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